POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                                /s/ Richard L. Carrion
                                                ----------------------
                                                Richard L. Carrion

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                                    /s/ Stanley P. Goldstein
                                                    ------------------------
                                                    Stanley P. Goldstein

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                               /s/ Helene L. Kaplan
                                               --------------------
                                               Helene L. Kaplan

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                     /s/ Elizabeth T. Kennan
                                     -----------------------
                                     Elizabeth T. Kennan

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ John F. Maypole
                                      -------------------
                                      John F. Maypole

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ Joseph Neubauer
                                      -------------------
                                      Joseph Neubauer

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ Hugh B. Price
                                      -----------------
                                      Hugh B. Price

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ Ivan G. Seidenberg
                                      ----------------------
                                      Ivan G. Seidenberg

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ Walter V. Shipley
                                      ---------------------
                                      Walter V. Shipley

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ John R. Stafford
                                      --------------------
                                      John R. Stafford

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg, Ellen C. Wolf and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                       /s/ Lodewijk J.R. de Vink
                                       -------------------------
                                       Lodewijk J.R. de Vink

                               POWER OF ATTORNEY

            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February, 1998.

                                                  /s/ Doreen A. Toben
                                                  -------------------
                                                  Doreen A. Toben

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Doreen A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February, 1998.




                                      /s/ Edwin F. Hall
                                      -----------------
                                      Edwin F. Hall

                                POWER OF ATTORNEY


            WHEREAS, NEW YORK TELEPHONE COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the issuance and sale of up to $750,000,000 aggregate principal amount of debt securities of the Company;

            NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 1998.




                                      /s/ Ellen C. Wolf
                                      -----------------
                                      Ellen C. Wolf